UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2013

Intelsat S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	000-50262	98-0346003
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 rue Albert Borschette Luxembourg Grand-Duchy of Luxembourg		L-1246
(Address of principal executive offices)		(Zip Code)

+(352) 27 84 1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 19, 2013, Intelsat S.A. issued a press release to announce that Intelsat (Luxembourg) S.A. commenced a private offering of $1,500,000,000 aggregate principal amount of senior notes due 2021.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Press Release dated March 19, 2013 entitled “Intelsat Announces Proposed Offering of Senior Notes”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: March 19, 2013	By:	/s/ Michael McDonnell
	Name:	Michael McDonnell
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release dated March 19, 2013 entitled “Intelsat Announces Proposed Offering of Senior Notes”